Supplement Dated June 6, 2018
To The Statement of Additional Information
Dated April 30, 2018

JNL® Variable Fund LLC

Please note that the changes impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

Please delete all references to Steven J. Fredricks.

Please delete all references to Karen J. Huizenga.

On page 38, in the in the section "Managers and Officers of the JNL Variable Fund," please delete the table row for Joseph B. O'Boyle in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with the Fund (Length of Time Served)
Officers
Joseph B. O'Boyle (55) 1 Corporate Way Lansing, MI 48951	Acting Chief Compliance Officer (5/2018 to present) Acting Anti-Money Laundering Officer (5/2018 to present) Vice President (1/2018 to 5/2018)
Principal Occupation(s) During Past 5 Years:
Acting Chief Compliance Officer of JNAM (5/2018 to present); Vice President of JNAM (8/2015 to present); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

This Supplement is dated June 6, 2018.